UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2010

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On October 21, 2010, DineEquity, Inc. issued a press release announcing the completion of a $1.8 billion refinancing of existing securitized indebtedness and redemption of Series A Preferred Stock.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is herein incorporated by reference.

Item 9.01       Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 21, 2010 re Completion of Refinancing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DineEquity, Inc.

Date: October 22, 2010	By:	/s/ John F. Tierney
Name: John F. Tierney
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 21, 2010 re Completion of Refinancing